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                       SUPPLEMENT DATED FEBRUARY 7, 1996
                             TO THE PROSPECTUS OF
                         THE CHUBB AMERICA FUND, INC.
                               DATED MAY 1, 1995

The Chubb America Fund, Inc. prospectus is amended to reflect that Sean Farrington has assumed the responsibility of lead portfolio manager of the World Growth Stock Portfolio. Mr. Farrington joined Templeton Global Advisors Inc. in 1991. Templeton Investment Counsel, Inc. changed its name to Templeton Global Advisors Inc. on December 21, 1995.